SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 2, 2005
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                                   ICOA, Inc.
               (Exact Name of Registrant as Specified in Charter)

         Nevada                      0-32513               87-0403239
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(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)       Identification No.)

               111 Airport Road, Warwick, Rhode Island         02889
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               (Address of principal executive offices)     (Zip code)

                                 (401) 352-2300
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 2, 2005, the Company entered into a Securities Purchase Agreement and Convertible Debenture with Cornell Capital Partners, LP ("Purchasers"). Purchasers surrendered Promissory Notes and accrued interest previously issued by the Company to the Purchaser in the amount of $1,787,327.24, for conversion into a Convertible Debenture in the aggregate principal amount of $2,187,327.24, of which $1,787,327.24 was acquired for consideration solely consisting of surrendering the Promissory Notes and accrued interest and $400,000 was purchased for a total of $2,187,327.24. The Debenture carries interest of 10% per annum, and is due on or before October 27, 2007. The Debenture is convertible into common stock of the Company at the lower of $0.044 or 90% of the volume weighted average price for the ten (10) days immediately preceding the conversion. The offering was made pursuant to Section 4(2) and/or Rule 506 of Regulation D of the Securities Act of 1933.

In connection with the Securities Purchase Agreement and Convertible Debenture, the Company entered into an Investor Registration Rights Agreement with Purchasers whereby the Company will register with the Commission at least 300,000,000 shares of Common Stock issuable to Purchasers upon conversion of the Convertible Debentures.

The Convertible Debenture is secured by a Security Agreement and five uniform Subsidiary Security Agreements, each entered into among the Company and Purchasers on November 2, 2005, whereby the Convertible Debenture is secured by all of the assets of the Company. In addition, the Company entered into a Pledge and Escrow Agreement with Purchasers and Escrow Agent, whereby the Convertible Debenture is secured by a further 180,000,000 shares of common stock held by the Escrow Agent. The Security Agreement and Convertible Debenture is also subject to a Lockup Agreement, which restricts certain management and beneficial owners from converting or transferring their interests in Company securities while amounts owed to Purchasers under the Security Purchase Agreement and Convertible Debenture remain outstanding.

In connection with the offering, the Company issued an aggregate 3,000,000 warrants to purchase common stock at a rate of $0.04 per share, subject to anti-dilution adjustments.

The net proceeds of the financing are to be utilized for general working capital.

Also on November 2, 2005, the Company entered into a Termination Agreement with Purchasers, whereby the Company and Purchasers agreed to terminate a previously entered into Standby Equity Distribution Agreement, a Registration Rights Agreement, and an Escrow Agreement, all of which were dated March 19, 2004.



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    99.1      Securities Purchase Agreement                 Provided herewith
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    99.2      Convertible Debenture                         Provided herewith
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    99.3      Security Agreement                            Provided herewith
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    99.4      Subsidiary Security Agreement                 Provided herewith
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    99.5      Pledge and Escrow Agreement                   Provided herewith
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    99.6      Warrant                                       Provided herewith
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    99.7      Investor Registration Rights Agreement        Provided herewith
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    99.8      Lockup Agreement                              Provided herewith
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    99.9      Termination Agreement                         Provided herewith
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    99.10     Press Release                                 Provided herewith
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ICOA, INC.

Date:    November 7, 2005                          By:   /s/ Rick Schiffman
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                                                   Name: Rick Schiffman
                                                   Its:  Chief Executive Officer